UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 8, 2011

USA Mobility, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51027	16-1694797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6850 Versar Center, Suite 420, Springfield, Virginia	22151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 611-8488

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 8, 2011, USA Mobility, Inc. (the “Company”) executed the first amendment to its amended and restated credit agreement dated March 3, 2011 (“amended credit agreement”) with and among the Company, Arch Wireless, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, USA Mobility Wireless, Inc., a Delaware corporation and Amcom Software, Inc., a Delaware corporation (collectively, the borrowers), the lenders and Wells Fargo Capital Finance, LLC as the arranger and administrative agent. The amended credit agreement increased the revolving credit facility to $40.0 million and converted the outstanding term loans into advances under the revolving credit facility.

Highlights of the amended credit agreement include:

•	Elimination of scheduled amortization payments until the new scheduled maturity date of September 3, 2015.

•	Elimination of the previous LIBOR interest rate floor and reduction of the interest rate margin.

•	Elimination of the minimum level of maintenance fee revenue covenant.

•

Allowance for up to $23.0 million in annual dividend payments and allowance for up to $7.5 million in annual stock repurchases. The annual stock repurchase allowance may be increased by the amount that annual dividend payments are less than $23.0 million.

The foregoing summary of the amended credit agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amended credit agreement. The full text of the amended credit agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired:

Not applicable.

(b) Pro forma financial information:

Not applicable.

(d) Exhibit:

Exhibit 10.1

Description of Exhibit – First Amendment to Amended and Restated Credit Agreement dated November 8, 2011 by and among USA Mobility, Inc., a Delaware corporation, Arch Wireless, Inc., a Delaware corporation, USA Mobility Wireless, Inc., a Delaware corporation, Amcom Software, Inc., a Delaware corporation, the lenders and Wells Fargo Capital Finance, LLC, as the arranger and administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Mobility, Inc.

November 8, 2011	By:	/s/ Shawn E. Endsley
	Name:	Shawn E. Endsley
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Amended and Restated Credit Agreement dated November 8, 2011 by and among USA Mobility, Inc., a Delaware corporation, Arch Wireless, Inc., a Delaware corporation, USA Mobility Wireless, Inc., a Delaware corporation, Amcom Software, Inc., a Delaware corporation, the lenders and Wells Fargo Capital Finance, LLC, as the arranger and administrative agent.